 SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant X
Filed by a Party other than the Registrant ___
Check the appropriate box:
__	Preliminary Proxy Statement
__	Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))
__	Preliminary Proxy Statement
X	Definitive Additional Materials
__	Soliciting Material Pursuant to §240.14a-12

MACC PRIVATE EQUITIES INC.
(Name of Registrant as Specified In Its Charter)
_______________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)
X	No fee required
Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
1)	Title of each class of securities to which transaction applies	_____________________________________________________________
2)	Aggregate number of securities to which transaction applies	_____________________________________________________________
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)	______________
4)	Proposed maximum aggregate value of transaction	____________________________________________________________________
5)	Total fee paid	_______________________________________________________________________________________________

___	Fee paid previously with preliminary materials
___
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid	_______________________________________________________________________________________
2)	Form, Schedule or Registration Statement No.	_________________________________________________________________________
3)	Filing Party	________________________________________________________________________________________________
4)	Date Filed	________________________________________________________________________________________________

The following letter is being mailed to shareholders of record of MACC Private Equities Inc. as of the record date for the upcoming annual meeting of shareholders on November 30, 2010.

November 18, 2010

Dear Shareholder of MACC Private Equities Inc.:

On October 15, 2010, MACC filed its Proxy Statement and Notice of 2010 Annual Meeting with the Securities and Exchange Commission.

In less than two weeks, as previously announced, MACC will hold its 2010 Annual Meeting of Shareholders on Tuesday, November 30, 2010, at 10:00 a.m. Pacific Time at 24 Corporate Plaza Drive, Newport Beach, California 92660.

As a holder of common stock you are entitled to vote at the Annual Meeting on the basis of one vote for each share held.  At the Annual Meeting, among other items, you will be asked to authorize MACC to issue common stock at a price below its current net asset value per share, and raise additional capital through the issuance of warrants, options or other rights to subscribe for or convert into common stock.  The terms of such securities to be authorized, including interest rates, dividends, conversion prices, voting rights, redemption prices, and similar matters will be determined by our Board of Directors. You should review the current risks, financial statements and management’s discussion and analysis of financial condition and results of operations as provided in our 2009 Annual Report filed with the Securities and Exchange Commission on December 28, 2009 and also our subsequent periodic reports which are incorporated by reference in those materials.  We also call your attention to the detailed information in the Proxy which explains each item to be voted on and the Board's rationale in requesting your vote in favor.

These items will determine the future direction of the Company, and accordingly, it is very important that your shares are represented at the meeting whether or not you are personally in attendance.

  I urge you to review the Proxy materials carefully and ensure your shares are represented at the meeting.  Although previously mailed to you, the form of Proxy, the Proxy Statement and our 2009 Annual Report are also available at http://bnymellon.mobular.net/bnymellon/macc for your viewing.  Along with this letter we have enclosed a Proxy card that you may sign, date and return at your earliest convenience; however since the meeting is to take place in less than two weeks, you are encouraged to vote online at www.proxyvote.com.

I look forward to meeting you and, together with our Directors and Officers, reporting our activities and discussing our business and prospects.  I hope you will be present.

Very truly yours,

Michael W. Dunn Chairman of the Board

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

**We encourage you to take advantage of Internet or telephone voting.
Both are available 24 hours a day, 7 days a week.**

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

MACC PRIVATE EQUITIES INC.

INTERNET
http://www.proxyvoting.com/macc
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE
1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

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▼ FOLD AND DETACH HERE ▼

Please mark your votes as indicated in this example ☒

	FOR ALL	WITHHOLD FOR ALL	*EXCEPTIONS
1. To elect four Directors to serve until the 2011 Annual Meeting of Shareholders or until their respective successors shall be elected and qualified; Director Nominees: 01 Michael W. Dunn 03 Gordon J. Roth 02 James W. Eiler 04 Kevin J. Gadawski	☐	☐	☐

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box above and write that nominee's name in the space provided below.)

*Exceptions ______________________________

	FOR	AGAINST	ABSTAIN
2. To authorize the Corporation to conduct a reverse stock split of its common stock with one new share being issued for every three shares currently outstanding and to adopt conforming changes to the Corporation's articles of incorporation;	☐	☐	☐
3. To change the name of the Corporation to "MACC Equities Inc." by amending the Corporation's articles of incorporation;	☐	☐	☐
4. To authorize the Corporation, with the approval of the Board, to sell or otherwise issue shares of its common stock at a price below its then current net asset value per share, subject to certain limitations set forth in the proposal;	☐	☐	☐
5. To authorize the Corporation to issue warrants, options or rights to subscribe for or convert into the Corporation's common stock	☐	☐	☐
6. To ratify the appointment of KPMG LLP as independent auditors for the Corporation's fiscal year ending September 30, 2010;	☐	☐	☐
7. To approve the Amended and Restated Investment Advisory Agreement with Eudaimonia Asset Management, LLC;	☐	☐	☐
8. To approve the Amended and Restated Subadvisory Agreement among the Corporation, Eudaimonia Asset Management, LLC and InvestAmerica Investment Advisors, Inc.; and	☐	☐	☐

9. To transact such other business that may properly come before the meeting and any adjournment thereof.

Mark Here for Address Change or Comments **SEE REVERSE** ☐

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature ______________________ **Signature** ______________________ **Date** ____________

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders. The Proxy Statement and the 2010 Annual Report to Stockholders are available at: **http://bnymellon.mobular.net/bnymellon/macc**

▼ **FOLD AND DETACH HERE** ▼

MACC PRIVATE EQUITIES INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

For Annual Meeting of Shareholders

November 30, 2010

The undersigned hereby appoints MichaelW. Dunn, Travis T. Prentice, Montie L. Weisenberger and Derek J. Gaertner and each of them, with full power of substitution, and hereby authorizes them to represent the undersigned and to vote all of the shares of Common Stock of MACC PRIVATE EQUITIES INC. (the "Corporation") held of record by the undersigned on October 15, 2010 at the Annual Meeting of Shareholders of the Corporation to be held on **November 30, 2010** and any adjournment(s) thereof.

The proxy when properly executed will be voted as directed by the undersigned shareholder. If directors are not indicated, the proxy will be voted to elect all the nominees described in item 1 and for the proposals described in items 2, 3, 4, 5, 6, 7, 8 and 9. The proxies, in their discretion, are further authorized to vote (a) on matters which the Board of Directors did not know would be presented at the Annual Meeting within the time period specified in the Corporation's Amended and Restated Bylaws; and (b) on other matters which may properly come before the Annual Meeting and any adjournments or postponements thereof.

Address Change/Comments **(Mark the corresponding box on the reverse side)**

BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)

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